UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2021 (September 14, 2021)

VINTAGE WINE ESTATES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40016	87-1005902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

937 Tahoe Boulevard

Suite 210

Incline Village, Nevada 89451

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (707) 346-3640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	VWE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 14, 2021, Vintage Wine Estates, Inc. (the “Company”) appointed Russell G. Joy as Chief Operating Officer of the Company, effective November 1, 2021. Mr. Joy will succeed Jeff Nicholson, who, on September 14, 2021, announced he will resign as Chief Operating Officer of the Company, effective October 31, 2021.

In connection with his departure, Mr. Nicholson will (i) receive a prorated bonus payment for fiscal year 2022 in the amount of $34,480 and (ii) forfeit 354,348 unvested restricted stock units. Mr. Nicholson’s stock options, which remain subject to stockholder approval of the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan”), will expire 12 months after his termination of employment with the Company.

As Chief Operating Officer of the Company, Mr. Joy will receive an annualized base salary of $320,000 and will be eligible to earn an annual bonus of up to 30% of his base salary. In connection with his appointment, Mr. Joy will also receive a grant of restricted stock units having a grant date fair value of $329,038 and a grant of stock options to purchase 658,076 shares of the Company’s common stock, in each case to vest in four equal annual installments beginning on the first anniversary of the grant date. The grants are also subject to stockholder approval of the Incentive Plan.

Mr. Joy, age 58, has over 15 years of extensive experience in the wine industry. Mr. Joy most recently served as General Manager of Napa Wine Company from May 2020 to September 2021. Prior to that, he was Vice President-Director of Strategy-CA from March 2017 to February 2020 and Vice President of California Operations from April 2016 to April 2019 at Ste. Michelle Wine Estates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINTAGE WINE ESTATES, INC.

Date: September 20, 2021	By:	/s/ Patrick Roney
Name: Patrick Roney
Title: Chief Executive Officer